Supplement dated Nov. 19, 2003* -- to the Prospectuses dated May 1, 2003

American Express(R) Variable Universal Life IV/ American Express(R) Variable Universal Life IV - Estate Series S-6418 C (5/03)

American Express(R) Single Premium Variable Life  S-6199 C (5/03)


The Funds

Effective Dec. 5, 2003, subject to shareholder approval, Evergreen VA Capital Growth Fund - Class 2 will merge into the Evergreen VA Growth and Income Fund - Class 2 (the surviving Fund).

The investment adviser to the surviving fund is Evergreen Investment Management Company, LLC. The investment objectives and policies of the surviving fund are described below:

---------------------------------------------- -----------------------------------------------------------------------
Investing In                                   Investment Objectives and Policies
---------------------------------------------- -----------------------------------------------------------------------
Evergreen VA Growth and Income Fund -          Objective: capital growth in the value of its shares and current
Class 2                                        income. Invests in primarily common stocks of medium- to large-sized
                                               U.S.   companies   whose   market capitalizations at time of
                                               purchase  fall  within  the range tracked  by the  Russell  1000(R)
                                               Index.
---------------------------------------------- -----------------------------------------------------------------------


The investment managers and advisers cannot guarantee that the fund will meet its investment objectives. Please read the fund's prospectus for facts you should know before investing. This prospectus is available by contacting us at
(800) 862-7919.

Here is some important information about the surviving fund's fees and expenses:


Total annual operating expenses
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                      Management fees    12b-1 fees    Other expenses      Total
Evergreen VA
      Evergreen VA Growth and Income Fund - Class 2                           .75%          .25%           .18%           1.18%(1)


(1) The Total ratio of expenses to average net assets excludes expense reductions and fee waivers. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The fund's investment advisor may cease these waivers or reimbursement at any time. With fee waivers and expense reimbursement, "Other expenses" and "Gross total annual expenses" would be 0.08% and 1.13%.



THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

S-6418-22 A (11/03)
* Valid until April 30, 2004